                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT OF SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant /X/

Filed by the Party other than the Registrant / /

Check the appropriate box:

/X/      Preliminary Proxy Statement
/ /      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material pursuant to 240.14a-11(c) or 240.14a-12
/ /      Confidential, for use of the Commission Only (as permitted by Rule
         14a-6(e)(2)

                          RESOURCE GENERAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                      (Name of Person(s) Filing Statement)
--------------------------------------------------------------------------------
              Payment of Filing Fee (Check the appropriate box):

/X/      $125 per Exchange Act Rulers 0-11(c)(1)(ii), 14a-6(I)(1), or
         14a-6(j)(2)

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(I)(3).

/ /      Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

                 _______________________________________________________________

         (2)     Aggregate number of securities to which transaction applies:

                 _______________________________________________________________

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                 _______________________________________________________________

         (4)     Proposed maximum aggregate value of transaction:

                 _______________________________________________________________

         (5)     Total fee paid:

                 _______________________________________________________________


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

         (1)     Amount previously Paid:

         (2)     Form, Schedule or Registration Statement No.:

         (3)     Filing Party:

         (4)     Date Filed:

                          RESOURCE GENERAL CORPORATION
                            2365 Scioto Harper Drive
                              Columbus, Ohio 43204

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 2, 1996
                                   at 5:00 PM

To the Shareholders of
RESOURCE GENERAL CORPORATION

         The annual meeting of the shareholders of Resource General Corporation will be held at 2365 Scioto Harper Drive, Columbus, Ohio 43204 on May 2, 1996 at 5:00 PM for the purpose of Amending the Articles of Incorporation, Amending the Code of Regulations and electing directors, Robert S. Ryan, Charles T. Sherman and Howard Daniel Smith for a term of three years and for the transaction of such other business as may come before the meeting.

         The Board of Directors has fixed the close of business on March 4, 1996, as the record date for the determination of shareholders entitled to notice and to vote at the annual meeting or any adjournment thereof.

                       By Order of the Board of Directors
                        of Resource General Corporation



                         Candace Brownfield, Secretary

April 4, 1996
Columbus, Ohio

-----------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

         IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING AND TO AVOID THE POSSIBLE EXPENSE OF ADDITIONAL PROXY SOLICITATION, YOU ARE ASKED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE MEETING, THE PROXY WILL NOT BE USED, IF YOU SO REQUEST.

-----------------------------------------------------------------------------

                          RESOURCE GENERAL CORPORATION
                            2365 Scioto Harper Drive
                              Columbus, Ohio 43204

                                PROXY STATEMENT

                                    for the

                         ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD THURSDAY, MAY 2, 1996
                                                                   April 4, 1996

The Annual Meeting of the Shareholders of Resource General Corporation (the "Company") will be held on May 2, 1996 (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Company expects that this proxy statement and the accompanying form of proxy will be mailed to each shareholder of record on or about April 2, 1996. This proxy statement is furnished in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies to be used at such meeting and at any adjournment thereof. The Company's Annual Report for the year ended December 31, 1995, is being mailed to all shareholders together with this proxy.

A proxy for use at the Annual Meeting is enclosed. Any proxy given may be revoked by a shareholder at any time before it is exercised by filing with the Company a notice in writing revoking it or by duly executing a proxy bearing a later date. Proxies also may be revoked by any shareholder present at the Annual Meeting who expresses a desire to vote his or her shares in person. Subject to such revocation and except as otherwise stated herein or in the form of proxy, all proxies duly executed and received prior to, or at the time of, the Annual Meeting will be voted in accordance with the specifications of the proxies. If no specification is made, proxies will be voted for the amendments to the Code of Regulations and the nominees for election of directors set forth herein (see "Amendments" and "Election of Directors"), and at the discretion of policyholders on all other matters that may properly be brought before the Annual Meeting or any adjournment thereof.

                      OUTSTANDING SHARES AND VOTING RIGHTS

OUTSTANDING SHARES

There were 1,085,820 shares of the Company's Common Stock, issued and outstanding on March 4, 1996, which date has been set as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Annual Meeting.

VOTING RIGHTS

On any matter submitted to a shareholder vote, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock registered in his or her name on the books of the Company as of the record date. Under Ohio law and the Company's Code of Regulations, the aggregate number of votes entitled to be cast by all stockholders present in person or represented by proxy at the meeting, whether those shareholders vote for, against or abstain from voting on any matter, will be counted for purposes of determining the minimum number of affirmative votes required for approval of such matters, and the total number of votes cast for each of these matters will be counted for purposes of determining whether sufficient votes have been cast. Abstentions, withheld votes and broken non-votes with respect to a matter by a shareholder present in person or represented by proxy at the Annual Meeting will have the same legal effect as a vote against the matter.

CUMULATIVE VOTING

If notice in writing is given by any shareholder to the President, Vice President, or the Secretary of the Company, not less than forty-eight (48) hours before the time fixed for the holding of the Meeting, that such shareholder desires that the voting with respect to the election of directors shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the Meeting by the Chairman or Secretary of the Meeting, or by or on behalf of the shareholder giving such notice, each shareholder shall have the right to cumulate such voting power as he possesses at such election. Under cumulative voting, a shareholder may cast for any one nominee or distribute among any two or more nominees as the shareholder may elect, or in the case of proxies as the proxy may elect. In the event of cumulative voting, the proxy holders designated by the Board of Directors will distribute the votes or shares subject to proxies they hold so as to elect the maximum number of nominees for director on the slate intended to be nominated.

The enclosed proxy card does not provide for cumulative voting. If any shareholder wishes to require cumulative voting for the election of directors, that shareholder or proxy appointed by the shareholder must follow the procedure described above, which requires attendance at the meeting by the shareholder or the proxy holder.

If a shareholder withholds authority to vote for one or more nominees, in the event of cumulative voting, none of the votes of that shareholder may be cumulated for such nominee or nominees by the proxy holder.


                             ELECTION OF DIRECTORS

A slate of three directors is to be elected at the Annual Meeting. The Board has nominated the persons set forth below for election as directors of the Company at the Annual Meeting. All of the nominees are currently serving as directors of the Company. Information concerning the slate and the remaining members of the Board is set forth in the table on page 4. The Code of Regulations of the Company provides for a Board of Directors of not less than three (3) and no more than nine (9) persons. The Code of Regulations further provides that the number of directors may be fixed from time to time by the shareholders or directors, but that no reduction in the number of directors shall remove any director prior to the expiration of his term of office.

NOMINATION OF DIRECTORS

Nomination for the election of directors may be made by the Board or a committee appointed by the Board or by any shareholder entitled to vote in the lection of directors generally. A shareholder may nominate one or more persons for election of director by giving written notice of his or her intent to make such nomination by personal delivery or by United States Mail, postage pre-paid, to the Secretary of the Company, not later than the

                                   DIRECTORS


                                                                                               First Elected
                                                Current Position                               Or appointed
         Name             Age                   with the Company                                a Director           Current Term
         ----             ---                   ----------------                  -           ---------------        ------------
NOMINEES

Robert S. Ryan            73            Director; Acting President of the Company;                 1985                1993-1996
                                        Chairman of Executive Committee

Charles T. Sherman        50            Vice President-Operations of the Company;                  1987                1993-1996
                                        Director; President of PH Hydraulics
                                        Automation Inc.; member of Finance Committee;
                                        member of Executive Committee

Howard Daniel Smith       63            Director; Chairman of Finance Committee;                   1985                1993-1996
                                        member of Executive Committee; member of
                                        Management & Compensation Committee


OTHER DIRECTORS

Bob Binsky                56            Director; member of Finance Committee;                     1993                1994-1997
                                        Member  of Management & Compensation
                                        Committee

Lyman Brownfield          83            Chairman Emeritus of the Company: Member                   1964                1994-1997
                                        of Audit Committee

Donald S. Boston, Jr.     53            Director, Chairman Audit Committee; Member                 1991                1995-1998
                                        of Management & Compensation Committee

Richard R. Corna          67            Director; Member of Audit Committee                        1985                1995-1998

Terry L. Sanborn          53            Director; Chairman of Management &                         1991                1995-1998
                                        Compensation Committee; Member of
                                        Executive Committee

close of business on the seventh day following the date on which shareholders are first given notice of the meeting at which directors are to be elected. Each such notice shall set forth: 1) the name and address of the person or persons to be nominated; 2) a representation that the shareholder is a holder of record entitled to vote at such meeting and intends to appear in person or proxy at the meeting to nominate the person or persons specified in the notice;
3) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; 4) such information regarding each nominee proposed by the stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities & Exchange Commission, had the nominee been nominated, or intended to be nominated , by the Board; and 5) the consent of each nominee to serve as a director of the Company, if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

BOARD OF DIRECTORS

The Board held six meetings during the fiscal year ended December 31, 1995. Prior to August 1988, the directors did not receive compensation as directors. During 1995, the directors and secretary were paid $425 if they attended Board Meetings. Committee members were paid $175 for each meeting attended, but payment is limited to two meetings per quarter. The Board has standing Committees.

The Audit Committee consists of Donald S. Boston, Jr. (Chairman), Lyman Brownfield and Richard R. Corna. The Audit Committee's responsibilities include reviewing potential conflicts of interest, monitoring internal controls and financial reporting, selecting the Company's independent accountants and making recommendations concerning these matters to the Board. The Audit Committee met one time in 1995.

The Compensation Committee consists of Terry L. Sanborn (Chairman), Bob Binsky, and Robert S. Ryan. The purpose of this committee is to review and report to the Board on specific compensation matters for officers; and administers the Company's Employees' Incentive Stock Option Plan (see "Employees' Incentive Stock Option Plan" on page 7 of this Proxy Statement. This Committee met two times in 1995. The Compensation Committee was merged with the Management Committee on September 19, 1995.

BUSINESS EXPERIENCE

BOB BINSKY has been President of TR Sport, Inc. since 1986 and is Executive Vice President and a Director of Cable Link, Inc. He also serves as a director of Kahiki Restaurants.

DONALD S. BOSTON, JR. has served as the Administrative Vice President of Ashland Chemical Company since 1982.

LYMAN BROWNFIELD is an attorney in private practice in Columbus, Ohio. Mr. Brownfield also serves as a director of Acuere Images, Inc., Hole in One Incentive Gift Club, Inc. and Wondernet Digital Communications, Inc. He also served as a director of Piemonte Foods from 1973 to 1995.

RICHARD R. CORNA retired in 1995 as a general contractor in the construction industry. He was President of Richard R. Corna Builders, Inc. for 47 years.

ROBERT S. RYAN is a Registered Professional Engineer. Since its founding in 1980, he has been President of Robert S. Ryan & Associates. He also serves as Acting President of the Company. He is also President, CEO and a director of USA Fibromyalgia Association.

TERRY L. SANBORN became Vice President of Operations for Medex, Inc. in 1979. He was promoted to Senior Vice President of Operations in 1991. In 1993 he assumed the title of Chief Operating Officer of Medex, Inc. Medex is a medical equipment manufacturer based in Ohio.

CHARLES T. SHERMAN is Vice President of Operations for the Company and President of PH Hydraulics and Automation, Inc. a wholly owned subsidiary of the Company. He has served in both positions since 1987.

HOWARD DANIEL SMITH is an architect and real estate developer. He is President of Smith Associates, an architectural firm since 1981. He is also a director of Acuere Images, Inc.

CANDACE BROWNFIELD is Secretary of the Company. Formerly an officer of Huntington National Bank, she is the former proprietor of Troygait Arabian Farms and has acted as a business consultant from 1982 to the present.

CERTAIN RELATIONSHIPS AND OTHER TRANSACTIONS

To the best of the knowledge and information of Resource, no director or officer of Resource has any material direct or indirect interest in any transaction with Resource since December 31, 1994, except those described below.

Non-employee directors were paid $425 for each meeting attended. There were six meetings in 1995.

To the knowledge of the Company, there is no arrangement of understanding between any director and any other person or persons pursuant to which such person was or is to be elected a director of the Company, except that the present directors and Mr. Brownfield's wife have given irrevocable proxies to the proxy committee to vote their shares at the Annual Meeting. To the knowledge of the Company, there is no family relationship between any of the directors and executive officers, except that Candace Brownfield is the daughter of Lyman Brownfield.

                    SHARE HOLDINGS OF DIRECTORS AND OFFICERS

The following table sets forth the number and percentage of the outstanding shares of Common Stock held by each person who, to the knowledge of the Company, beneficially owns more than 5% of the outstanding shares of Common Stock, by each of the Company's directors, nominees and executive officers and by all of the directors and executive officers of the Company as a group. Except as set forth in the footnotes to the table, the shareholders have sole voting and investment power over such shares.

                    SHARE HOLDINGS OF DIRECTORS AND OFFICERS

                                    Shares          Percent of      Shares Under              Ownership
                                   of Stock          Common         Option Deemed              Assuming
                                  Beneficially       Stock          Owned Under                Exercise
         Name                        Owned         Outstanding       SEC Rules                Of Options
         ----                     -----------      -----------      ----------                ----------
Lyman Brownfield, Director        254,056(1)       23.4%            15,000                    24.8%
341 S. Third Street Suite 10
Columbus, Ohio 43215

Bob Binsky, Director              139,874          12.9%            20,000                    14.7%
1973 Corvair Avenue
Columbus, Ohio 43207

Donald S. Boston, Jr., Director     5,000           0.5%            20,000                     2.3%

Richard R. Corna, Director          2,700           0.2%            20,000                     2.1%

Robert S. Ryan, Director & Officer 10,056           0.9%            20,000                     2.8%

Terry L. Sanborn, Director          - 0 -                           20,000                     1.8%

Charles T. Sherman                 83,470(2)        7.7%            19,000                     9.4%
Director and Officer
2365 Scioto Harper Drive
Columbus, Ohio 43204

Howard Daniel Smith, Director       9,500           0.9%            20,000                     2.7%

Candace Brownfield, Secretary       - 0 -                           20,000                     1.8%
------------------------------------------------------------------------------------------------------

All officers and directors        506,656          46.7%           174,000                    62.7%
nine (9) persons, including
those named above

(1) Includes 254,056 shares owned beneficially and of record by Mr. Brownfield of which 200,000 shares are assigned as collateral for a loan) and by Mr. Brownfield's wife, as to the latter of which he disclaims any beneficial interest.

(2) Includes 14,220 shares owned by Mr. Sherman's parents.


                             EXECUTIVE COMPENSATION

Mr. Lyman Brownfield is a practicing attorney, in which capacity he and his law office were General Counsel to the Company through July 31, 1995. He was also President with respect to which the law office provides the necessary space and administrative support. For legal services and expenses, and for services as President, with attendant administrative support, the Company paid Mr. Brownfield $61,000 in 1995.


                  AMENDMENTS TO THE ARTICLES OF INCORPORATION

The stockholders are requested to approve an amendment to the Articles of Incorporation. The purpose of these amendment are to conform to current Ohio law regarding interested party transactions and indemnification to the director in defending a lawsuit brought against them in their capacity as a director that does not involve unlawful loans, dividends and distributions. The Amendments are shown in Exhibit A.

                     AMENDMENTS TO THE CODE OF REGULATIONS

The stockholders are requested to approve several amendments to the Code of Regulations of the Company. A copy of the Amendments to the Code of Regulations is enclosed with the proxy statement in Exhibit B. The major purpose of these amendments is to change the fiscal year to the calendar year. The Company has operated on a calendar year for some time and it is the purpose of these amendments to represent the current practice of the Company. Ohio law no longer requires a company to have a seal. Therefore, the requirement to have a seal and the duty of the Secretary to affix the seal will be removed. Other amendments are correcting inaccuracies.

                     EMPLOYEES' INCENTIVE STOCK OPTION PLAN

At the special meeting of the shareholders held on November 12, 1988, the shareholders approved an Employees' Incentive Stock Option plan providing options for 25,000 shares. Options granted to employees under the plan are to be at the market price on the day of the grant, except that if options are granted to employees with existing SHARE HOLDINGS of 10% or more, the option price must be 110% of the then market price. To date, no options have been granted.

                              CERTAIN INFORMATION

Greene & Wallace serves as the independent certified public accountant for the Company. A representative of Greene & Wallace will be present at the Annual Meeting, will have an opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions.

                             SHAREHOLDERS PROPOSALS

Any proposals of shareholders which are intended to be presented at the next annual meeting of shareholders must be received by the Company at its principal executive offices by December 2, 1996. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                            EXPENSES OF SOLICITATION

The entire expenses of preparing, assembling, printing and mailing the proxy form and the form of material used in the solicitation of proxies will be paid by the Company. The Company does not expect to pay any compensation for the solicitation of proxies.


                                 OTHER MATTERS

The Board knows of no other matters to be presented at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, it is the intention of the persons named in the proxy to vote in their discretion upon such matters in accordance with their judgement.

You are urged to sign, date and return the enclosed proxy in the envelope provided. No postage is required if the envelope is mailed within the United States. If you subsequently decide to attend the Annual Meeting and wish to vote your shares in person, you may do so. Your cooperation in giving this matter your prompt attention is appreciated.

                       BY ORDER OF THE BOARD OF DIRECTORS




                         CANDACE BROWNFIELD, SECRETARY

                                                                     EXHIBIT A
                                                                     ---------
                              PROPOSED AMENDMENTS
                              -------------------
                                       TO
                                       --
                           ARTICLES OF INCORPORATION
                           -------------------------
                                       OF
                                       --
                          RESOURCE GENERAL CORPORATION
                          ----------------------------

         The Articles of Incorporation are hereby amended by deleting Article V, Section C in its entirety and replacing it with the following:

                                   ARTICLE V

C. No person shall be disqualified from being a director of the corporation because he or she is or may be a party to, and no director of the corporation shall be disqualified from entering into any contract or other transaction to which the corporation is or may be a party. No contract or other transaction to which the corporation is or may be a party shall be void or voidable for the reason that any director or officer or other agent of the corporation is a party thereto, or otherwise has any direct or indirect interest in such contract or transaction or in any other party thereto, for reason that any interested director or officer or other agent of the corporation authorizes or participates in authorization of such contract or transaction, (a) if the material facts as to such interest are disclosed or are otherwise known to the Board of Directors at the time the contract or transaction is authorized and at least a majority of the disinterested members vote for or otherwise take action authorizing such contract or transaction even though such disinterested directors are less than a quorum, or (b) if the contract or transaction (i) is not less favorable to the corporation than an arm's length contract or transaction in which no director or officer or other agent of the corporation has any interest or (ii) is otherwise fair to the corporation as of the time it is authorized.
         Any interested director may be counted in determining the presence of a quorum at any meeting of the Board of Directors which authorizes the contract or transaction.

         The Articles of Incorporation are hereby emended to add an Article VII


                                  ARTICLE  VII

         The provisions of Section 1701.13(E)(5)(a) of the Ohio Revised Code or any statute of like tenor or effect which is hereafter enacted shall not apply to the corporation. The corporation shall, to the fullest extent not prohibited by any provision of applicable law other than Section 1701.13(E)(5)(a) of the Ohio Revised Code or any statute of like tenor or effect which is hereafter enacted, indemnify each director and officer against any and all costs and expenses (including attorney fees, judgements, fines, penalties, amounts paid in settlement and other disbursements) actually and reasonably incurred by or imposed upon such person in connection with any action, suit, investigation or proceeding (or any claim or other matter therein), whether civil, criminal, administrative or otherwise becomes or is threatened to be made a party by reason of being or at any time having been, while such a director or officer, an employee or other agent of the corporation or, at the direction or request of the corporation, a director, trustee, officer, administrator, manager employee, adviser or other agent of or fiduciary for any other corporation, partnership, trust venture or other entity or enterprise including any employee benefit plan.

         The corporation shall indemnify any other person to the extent such person shall be entitled to indemnification under Ohio law by reason of being successful on the merits or otherwise in defense of an action to which such person is named a party by reason of being an employee or other agent of the corporation, and the corporation may further indemnify any such person if it is determined on a case by case basis by the Board of Directors that indemnification is proper in the specific case.

         Notwithstanding anything to the contrary in these Articles of Incorporation, no person shall be indemnified to the extent, if any, it is determined by the Board of Directors or by written opinion of legal counsel designated by the Board of Directors for such purpose that indemnification is contrary to applicable law.

                                                                       EXHIBIT B



The Code of Regulations of Resource General Corporation is included in this Exhibit B in its entirety. The proposed changes can be characterized as additions and deletions. The additions are shown underlined and all CAPITAL LETTERS. The deletions are shown in brackets. For example, in ARTICLE I
SECTION 1. ANNUAL MEETINGS. there is a statement ...shall be held on the first Thursday in MAY (January in each year beginning with the year 1981) ...

                   PROPOSED AMENDMENTS TO CODE OF REGULATIONS
                                       OF
                          RESOURCE GENERAL CORPORATION
                     ARTICLE I  MEETINGS OF SHAREHOLDERS
                     -----------------------------------

         Section 1.       ANNUAL MEETINGS.
                          ---------------

         The annual meeting of the shareholders for the election of directors, for the consideration of the reports to be laid before such meeting, and for the transaction of such other business as may properly come before such meeting, shall be held on the first Thursday in MAY (January in each year beginning with the year 1981) or on such other date as may be fixed by the Board of Directors.

         Section 2.       SPECIAL MEETINGS.
                          ----------------
         Special meetings of the shareholders shall be held whenever called by any of the following: President, Chairman of the Board, a majority of the Directors, and persons who hold at least one-quarter of the outstanding common shares of the Company.

         Section 3.       PLACE OF MEETINGS.
                          -----------------
         All meetings of shareholders shall be held at the principal office of the Company in Ohio, unless otherwise provided by a majority of the directors. Meetings of the shareholders may be held outside of the State of Ohio.

         Section 4.       NOTICE OF MEETINGS.
                          ------------------
                 (A) A written notice stating the time, place and purpose of every meeting of the shareholders shall be given either by personal delivery or by mail, not less than seven nor more than sixty days before the date of the meeting to each shareholder of record entitled to notice of the meeting by, or at the direction of the President or the Secretary of the Company.

         If mailed, such notice shall be addressed to the shareholder at his address as it appears on the records of the Company.

         If any meeting is adjourned to another time or place, no further notice as to such adjourned meeting need be given other than by announcement at the meeting at which such adjournment is taken.

                 (B) Upon request in writing delivered either in person or by registered mail to the President or the Secretary by any persons entitled to call a meeting of shareholders, such officer shall forthwith cause to be given to the shareholders entitled thereto notice of a meeting to be held on a date not less than seven nor more than sixty days after the receipt of such request, as such officer may fix. If such notice is not given within fifteen days after the delivery or mailing of such request, the persons calling the meeting may fix the time of meeting and give notice thereof as provided in Division (A) of this section, or cause such notice by any designated representative.

                 (C) Any shareholder, either before or after any meeting, may waive any notice required to be given by law or under these regulations; and whenever all of the shareholders entitled to vote shall meet in person or by proxy and consent to holding a meeting, it shall be valid for all purposes without call or notice, and at such meeting any action may be taken.

         Section 5.       QUORUM.
                          ------

         At any meeting of shareholders the holders of a majority of the common shares of the Company then outstanding and entitled to vote WHO ARE present in person or represented by proxy, shall constitute a quorum for all purposes, but no action required by law or by the Articles of Incorporation to be authorized or taken by the holders of a designated proportion of the shares of any particular class or of each class, may be authorized or taken by a lesser proportion.

   The holders of a majority of the voting shares represented at a meeting, whether or not a quorum is present, may adjourn such meeting from time to time.

         Section 6.       SHAREHOLDERS ENTITLED TO VOTING.
                          -------------------------------

         At each meeting of shareholders every shareholder of record of shares entitled to vote shall be entitled to such number of votes with respect to each share standing in his name on the books of the Company on each matter properly submitted to the shareholders for their vote as the Articles of Incorporation provide.

         Section 7.       CUMULATIVE VOTING.
                          -----------------

         If notice in writing is given by any shareholder to the President, Vice President, or the Secretary of the Company, not less that forty-eight hours before the time fixed for holding a meeting of the shareholders for the purpose of electing directors, if notice of such meeting shall have been given at least ten days prior thereto, and otherwise not less than twenty-four hours before such time that he desires that the voting at such election shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each shareholder shall have the right to cumulate such voting power as he possesses and to give one candidate as many votes as the number of his votes equals, or to distribute his votes on the same principle among two or more candidates, as he sees fit.

         Section 8.       VOTES NECESSARY.
                          ---------------

         At all elections of directors, the candidates receiving the greatest number of votes shall be elected. All other questions shall be determined by a majority vote of the shares entitled to vote except where a greater number or proportion is required by the Ohio Revised Code.

         Section 9.       PROXIES.
                          -------

         At meetings of the shareholders, any record holder of shares as to which he is entitled to vote may be represented and may vote by a proxy or proxies appointed by an instrument in writing if such instrument is filed with the Secretary before the person holding such proxy votes thereunder. No proxy shall be valid after the expiration of eleven months after the date of its execution, unless the shareholder executing it shall have specified thereon the length of time it is to continue in force.

         Section 10.      ORDER OF BUSINESS.
                          -----------------

         The order of business at all meetings of shareholders shall be determined by the presiding officer unless otherwise determined by a vote of a majority in interest of shareholders entitled to vote who are present in person or represented by proxy at such meeting.

         Section 11.      ACTION WITHOUT MEETING.
                          ----------------------

         Any action which may be taken at any meeting of shareholders may be taken without a meeting if authorized by a writing signed by all of the holders of shares who would be entitled to notice of a meeting for such purpose and who would be entitled to vote thereat.

                            ARTICLE II  DIRECTORS
                            ---------------------

         Section 1.       POWERS.
                          ------

         Except where the law, the Articles, or these Regulations require action to be authorized or taken by shareholders, all of the authority of the Company shall be exercised by, or as directed by the Board of Directors.

         Without prejudice to the general powers conferred by or implied in the preceding section, the Directors, acting as a Board, shall have power:

                 (A) To fix, define and limit the powers and duties of all officers and to fix the salaries of all officers;

                 (B) To appoint, and at their discretion, with or without cause, to remove, or suspend, such subordinate officers, assistants, managers, agents and employees as the Directors may from time to time deem advisable, and to determine their duties and fix their compensation;

                 (C) To require any officer, agent or employee of the Company to furnish a bond for faithful performance in such amount and with such sureties as the Board may approve;

                 (D) To designate a depository or depositories of the funds of the Company and the officer or officers or other persons who shall be authorized to sign notes, checks, drafts, contracts, deeds, mortgages, and other instruments on behalf of the Company;

                 (E) To appoint and remove transfer agents and/or registrars for the Company's shares;

                 (F) To establish such rules and regulations respecting the issuance and transfer of shares and certificates for shares as the Board of Directors may consider reasonable.

         Section 2.       NUMBER OF DIRECTORS.
                          -------------------

         A Board of not less than 3 nor more than 9 shall be chosen by ballot at the annual meeting of the shareholders or at any meeting held in lieu thereof as hereinafter provided. One third of the Directors of this company shall be elected to three (3) year terms by the shareholders, for each corporate year, which number shall be fixed by vote at the annual meeting of shareholders for the first election hereunder to be divided into one, two and three year terms. The shareholders may, at a special meeting held for that purpose during any such year, increase or decrease the number of Directors as thus fixed but no reduction of the number of Directors shall have the effect of shortening the term of any incumbent director. If the number of Directors to be elected by the shareholders is increased at any such annual meeting or special meeting of the shareholders, the additional Director(s) may be elected by the shareholders at such meeting, or in the event the shareholders shall fail to elect such additional Directors at such meeting, such additional Directors may be elected as prescribed in Section 4 hereof. At a meeting of shareholders at which Directors are to be elected, only persons nominated as candidates shall be eligible for election as Directors.

         Except as otherwise provided in Section 3 hereof, each Director shall hold office for a term of three (3) years and until his successor is duly elected and qualified. Directors need not be either residents of the State of Ohio or shareholders of this Company.

         Section 3.       REMOVAL OF DIRECTORS.
                          --------------------

         All the Directors, or all the Directors of a particular class, or any individual Director may be removed from office, without assigning any cause, by the vote of the holders of shares entitling them to exercise a majority of the voting power for the election of directors; provided, that unless all the Directors, or all the Directors of a particular class, are removed, no individual Director shall be removed in case the votes of a sufficient number of shares are cast against his removal which, if cumulatively voted at an election of all the Directors, or all the Directors of a particular class, as the case may be, would be sufficient to elect at least one Director.

         Section 4.       VACANCIES.
                          ---------

         In case of any vacancy among the Directors, including a vacancy caused by an increase in the number of Directors at a time other than at the annual meeting, the remaining Directors, though less than a majority of the whole authorized number of Directors, by an affirmative vote of the majority thereof, may elect a Director to fill such vacancy to hold office until the next annual election and until his successor shall be elected.

         Section 5.       POWER TO ADOPT BY-LAWS.
                          ----------------------

         The Board of Directors may adopt and amend from time to time, By-Laws for its government, consistent with this Code of Regulations, the Articles of Incorporation, and the laws of Ohio.

         Section 6.       MEETINGS.
                          --------

         After each annual election of Directors, the Directors shall meet as soon as practicable for the purpose of organization, the election and appointment of officers and the transaction of other business. The Directors shall hold such other meetings from time to time as the Directors may deem necessary, and such meetings as may from time to time be called by the Chairman of the Board, President, Vice President or any two Directors. Meetings may be held at the principal office of the Company or at such other place within or outside the State of Ohio as a majority of the Directors may, from time to time, determine. The President or Secretary shall give each Director notice of each meeting of the Directors either by personal delivery or by mail, telegram, or cablegram at least two days before the meeting. Notice of the time, place and purpose of any meeting of the directors may be waived by any Director.

         Section 7.       COMMITTEES.
                          ----------

         The Directors may, from time to time, appoint an Executive Committee or any other committee of the Directors, to consist of not less than three Directors, and may delegate to any other committee any of the authority of the Directors, however conferred, other than that of filling vacancies among the Directors, or in any committee of the Directors. Any such committee shall at all times act under the direction and control of the Directors and shall make reports to the Directors of its acts, which reports shall form a part of the records of the Company.

         Section 8.       QUORUM.
                          ------

         At all meetings of the Directors, a majority of all the Directors then in office shall constitute a quorum, but less than such majority may adjourn the meeting of the Directors from time to time, and at any adjourned meeting any business may be transacted as if the meeting had been held as originally called. The Action of a majority of Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors except as other wise may be provided by law, The Articles, or in the Code of Regulations.

         Section 9.       COMPENSATION OF DIRECTORS.
                          -------------------------

         By the affirmative vote of a majority of those in office, and irrespective of any FINANCIAL OR personal interest of any of them, the Directors shall have authority to establish reasonable compensation, which may include pension, disability and death benefits, for services to the Company by Directors and officers, or to delegate such authority to one or more officers or Directors.

         Section 10.      INDEMNIFICATION.
                          ---------------

         Each Director, officer and employee, whether or not then in office (and his heirs, executors and administrators) shall be indemnified by the Company against cost and expenses (including counsel fees) reasonably incurred by him, and shall be reimbursed by the Company for any such costs or expenses paid by him, in connection with any action, suit or proceeding to which he may be made a party by reason of his being or having been a Director, officer or employee of the Company or by reason of having served at the request of the Company as a Director, officer or employee of the Company or by reason of his having served at the request of the Company as a Director or officer of another company, except in relation to matters as to which he shall be finally adjudged in such action, suit or proceeding to have been derelict in the performance of his duty as such director, officer or employee. The foregoing Qualification shall not prevent a settlement by the Company prior to final adjudication when such settlement appears to be in the interest of the Company. The foregoing right of indemnification shall also cover amounts paid by any director, officer or employee (or his heirs, executors, or administrators) in settlement of any such action, suit or proceeding if the Company shall have previously given its written approval thereof, and shall not be exclusive of other rights to which any director, officer or employee may be entitled as a matter of law.

         Section 11.      ACTION OF DIRECTORS WITHOUT A MEETING.
                          -------------------------------------

         Any action which may be authorized or taken at a meeting of the Board of Directors may be authorized or taken without a meeting in a writing or writings signed by all of the Directors.

                            ARTICLE III  OFFICERS
                            ---------------------

         Section 1.       EXECUTIVE OFFICERS.
                          ------------------

         The executive officers of the Company shall be a Chairman of the Board, President, one or more Vice Presidents, a Secretary and a Treasurer, and such other officers and assistant officers as the Directors may, in their judgement, consider necessary. The same person may hold any two or more offices of the Company. Officers may be elected at any time, but as soon as is convenient after a meeting of shareholders at which a majority of Directors are elected, the Directors shall hold a meeting at which they shall consider the election of officers.

         Section 2.       TENURE OF OFFICERS.
                          ------------------

         Any officer may be removed, either with or without cause, at any time, by the affirmative vote of a majority of all the Directors then in office; such removal, however, shall be without prejudice to the contract rights of the person so removed, if any.

         Section 3.       CHAIRMAN OF THE BOARD AND/OR PRESIDENT.
                          --------------------------------------

         The Chairman of the Board and/or President shall be the active executive officer of the Company and shall exercise supervision over the business of the Company and over its several officers, subject, however, to the control of the Board of Directors. He shall preside at all meetings of shareholders and, in the absence of, or if a Chairman of the Board shall not have been elected, the President shall preside at meetings of the Board of Directors. He shall have authority to sign all certificates for shares and all deeds, mortgages, bonds, contracts, notes and other instruments requiring his signature; and shall have all the powers and duties prescribed by the General Corporation Act and such others as the Board of Directors may from time to time assign him.

         Section 4.       SECRETARY.
                          ---------

         The Secretary shall: keep books for the transfer of shares and keep the share certificate book, the stock register and such other books and records as may be necessary in order to keep an accurate record of shareholders; keep minutes of all proceedings of the shareholders and Directors; give notices for the Company; (have custody of the seal of the Company and, when so ordered by the Directors, shall affix the same to any instrument or document which requires the seal); issue and attest all certificates of shares; and in general perform all the duties usually incident to such office or which may be assigned by the shareholders or Directors.

         Section 5.       TREASURER.
                          ---------

         The Treasurer shall: have the custody and control of all funds and securities belonging to the Company, except as otherwise provided by the Directors, and shall be responsible for all monies and other property of the Company in his custody; keep accurate accounts of the finances of the Company and hold the books and records open for inspection and examination of the Directors and any committee of shareholders appointed for such inspection, and shall present abstracts of said books and records at annual meetings of shareholders, or any other meetings requested; and perform all the duties usually incident to such office or which may be assigned by the shareholders or Directors. He shall give bond in such sum with such security as the Directors may require, if any, for the faithful performance of his duties.

         Section 6.       ASSISTANT AND SUBORDINATE OFFICERS.
                          ----------------------------------

         The Board of Directors may appoint such assistant and subordinate officers as it may deem desirable. Each such officer shall hold office during the pleasure of the Board of Directors, and perform such duties as the Board of directors may prescribe.

         The Board of Directors may, from time to time, authorize any officer to appoint and remove subordinate officers, to prescribe their authority and duties, and to fix their compensation.

         Section 7.       DUTIES OF OFFICERS MAY BE DELEGATED.
                          -----------------------------------

         In the absence of any officer of the Company, or for any other reason the Board of Directors may deem sufficient, the Board of Directors may delegate, for the time being, the powers or duties, or any of them of such officer to any other officer, or to any Director.

         Section 8.       CONTRACTS, CHECKS, NOTES AND OTHER INSTRUMENTS.
                          ----------------------------------------------

         All contracts, agreements and notes authorized by the Board of Directors shall, unless otherwise directed by the Board of Directors or unless otherwise required by law, be signed by the President or Secretary. All checks shall be signed by AT LEAST TWO AUTHORIZED PERSONS. (either the President or the Secretary and without the necessity of countersignature.) The Board of Directors may, however, authorize other officers to sign checks, drafts and orders for the payment of money, (singly and without necessity of countersignature,) and may designate different combinations of officers and employees who may, in the name of the Company, execute checks, drafts, contracts, agreements and other instruments in it behalf.

                          ARTICLE IV  CAPITAL STOCK
                          -------------------------

         Section 1.       SHARE CERTIFICATES.
                          ------------------

         Certificates for shares, certifying the number of fully-paid shares owned, shall be issued to each shareholder in such form as shall be approved by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary.

         Such certificates for shares shall be transferrable in person or by attorney, but, except as hereinafter provided and in the case of lost, stolen, mutilated or destroyed certificates, no transfer of shares shall be entered upon the records of the Company until the previous certificate, if any, given for the same, shall have been surrendered and canceled.

         Section 2.       LOST, MUTILATED OR DESTROYED CERTIFICATES.
                          ------------------------------------------

         If any certificate for shares is lost, STOLEN, mutilated or destroyed, the Board of Directors may authorize the issue of a new certificate in place thereof upon such terms and conditions as it may deem advisable. The Board of Directors in its discretion may refuse to issue such new certificates until the Company has been indemnified to its satisfaction and until it is protected to its satisfaction by a final order or decree of a court of competent jurisdiction.

         Section 3.       REGISTERED SHAREHOLDERS.
                          ------------------------

         A person in whose name shares are of record on the books of the Company shall conclusively be deemed the unqualified owner thereof for all purposes and to have capacity to exercise all rights of ownership. Neither the Company nor any transfer agent of the Company shall be bound to recognize any equitable interest in or claim to such shares on the part of any other person, whether disclosed upon such certificate or other wise, nor shall they be obliged to see the execution of any trust or obligation.

                            ARTICLE V  MISCELLANEOUS
                            ------------------------

         Section 1.       RECORD DATE.
                          ------------

         The Directors may fix a date not exceeding sixty days preceding the date of any meeting of shareholders, the date for the payment of any dividend or the date for any other corporate action for which a record date is authorized by law, as record date for the determination of the shareholders entitled to notice of, and to vote at, any such meetings and any adjournment thereof, or entitled to receive payment of any such dividend or to participate in any such other corporate action, and in such case the shareholders of record on said date and only such shareholders shall be entitled to such notice of, and to vote any such meeting and any adjournment thereof, or to be entitled to receive payment of any such dividend or be entitled to participate in any such other corporate action.

         Section 2.       FISCAL YEAR.
                          ------------

         The fiscal year of the company shall end on DECEMBER 31 (September 30) of each year, or on such other days as may be fixed from time to time by the Board of Directors.

         Section 3.       AMENDMENTS.
                          -----------

         This Code of Regulations or any Article or Section thereof may be adopted, changed, repealed, or amended (by the writing) WITHOUT A MEETING BY THE WRITTEN CONSENT of the holders of two-thirds of the shares entitled to vote upon such proposal or by the holders of a majority of the shares entitled to vote upon such proposal at a meeting held for that purpose.

                                  P R O X Y

RESOURCE GENERAL CORPORATION
2365 Scioto Harper Drive                   THIS PROXY IS SOLICITED ON BEHALF
Columbus, Ohio  43204                          OF THE BOARD OF DIRECTORS
_____________________________________

         The undersigned hereby appoints Charles T. Sherman and Candace Brownfield, and each of them as proxies, each with the power to appoint his substitute, and hereby authorizes them and each of them to represent and to vote, as designated below, all of the shares held of record by the undersigned on March 4, 1996, at the annual meeting of shareholders to be held on May 2, 1996, or any adjournment thereof.

         1.  ELECTION OF DIRECTORS
         FOR ALL NOMINEES listed below:    WITHHOLD AUTHORITY
         except as marked to                  to vote for all
         the contrary below _____             nominees listed below _____


         (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
         Robert S. Ryan, Howard Daniel Smith, Charles T. Sherman
***************************************************************
(REVERSE SIDE OF CARD)
         2.  PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION
         _____ FOR        _____ AGAINST    _____ ABSTAIN

         3.  PROPOSAL TO AMEND THE CODE OF REGULATIONS
         _____ FOR        _____ AGAINST    _____ ABSTAIN

         4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, TO AMEND THE ARTICLES OF INCORPORATION AND AMEND THE CODE OF REGULATIONS.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please give full corporate name and signed by President or other authorized officer. If a partnership, please sign partnership name by authorized person.

                                       Dated ..............................1996

                                       ........................................
                                                  Signature

                                       ........................................
                                                  Signature if jointly held